SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  January 18, 2005

                              LIFECELL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

       Delaware                      01-19890                     76-0172936
       --------                      --------                     ----------
    (State Or Other                (Commission                  (IRS Employer
     Jurisdiction Of               File Number)                Identification
      Incorporation)                   No.)

    One Millenium Way
    Branchburg, New Jersey                                          08876
    -------------------------------------------------------------------------
    (Address of Principal Executive Offices)                      (Zip Code)

  Registrant's telephone number, including area code            (908) 947-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On January 18, 2005, LifeCell Corporation (the "Registrant") issued a press release regarding preliminary unaudited results for the fourth quarter and year ended December 31, 2004 and expected financial performance for 2005. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this report under Item 2.02 is being furnished pursuant to Item 2.02 of Form 8-K, insofar as it discloses preliminary historical information regarding the Registrant's expected results of operations and financial condition as of, and for the fourth quarter and year ended December 31, 2004. In accordance with General Instructions B.2 of Form 8-K, the information in this Current Report on Form 8-K under Item 2.02, including
Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Forward Looking Statements
--------------------------

     This Current Report on Form 8-K, including Exhibit 99.1, contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, such as the Registrant's preliminary unaudited results for the fourth quarter and the year ended December 31, 2004 and expected financial performance for 2005. Forward-looking statements typically are identified by use of terms such as "may," "will," "should," "plan," "expect," "anticipate," "estimate" and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent our management's judgment regarding future events. Although the Registrant believes that the expectations reflected in such forward-looking statements are reasonable, the Registrant can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K regarding our preliminary financial position, financial guidance, business strategy, products, products under development and clinical trials, markets, budgets, plans, regulatory matters or objectives for future operations are forward-looking statements. The Registrant cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Registrant's actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under "Risk Factors" contained in the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 filed with the Securities and Exchange Commission.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)    Exhibits

As described above, the following Exhibit is furnished as part of this Current Report on Form 8-K:

     Exhibit 99.1 - Press release dated January 18, 2005


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   LIFECELL CORPORATION


                                        By:  /s/  Steven Sobieski
                                             --------------------
                                             Steven T. Sobieski
                                             Chief Financial Officer


Date: January 18, 2005


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